Filed pursuant to Rule 497

File No. 333-275934

Rule 482ad

September 8, 2025

Gladstone Capital Corporation Announces Proposed Convertible Notes Offering

McLean, VA, September 8, 2025: Gladstone Capital Corporation (Nasdaq: GLAD) (the “Company”) today announced the commencement of a registered public offering of $110 million aggregate principal amount of unsecured convertible notes due 2030 (the “Notes”). In addition, the Company expects to grant the underwriter of the Notes an option to purchase up to an additional $16.5 million in aggregate principal amount of the Notes.

The Notes will be unsecured obligations of the Company and will pay interest semi-annually in arrears and will mature in 2030, unless earlier converted, redeemed or repurchased. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election. The interest rate, initial conversion rate, redemption or repurchase rights and other terms of the Notes will be determined at the time of pricing of the offering.

The Company intends to use the net proceeds from this offering to repay a portion of the outstanding indebtedness under its revolving credit facility and for other general corporate purposes.

Oppenheimer & Co. Inc. is acting as sole book-running manager for this offering.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement, dated September 8, 2025, and the accompanying prospectus, dated January 17, 2024, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”) contain this and other information about the Company and should be read carefully before investing.

The proposed offering is being conducted pursuant to the Company’s effective shelf registration statement that was initially filed with the SEC on December 7, 2023 and declared effective on January 17, 2024 (File No. 333–275934). Copies of the preliminary prospectus supplement relating to this offering and the accompanying prospectus may be obtained, from: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities consisting primarily of secured first and second lien term loans to lower middle market businesses in the United States.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the proposed terms of the Notes, the completion, timing and size of the proposed offering of Notes and the anticipated use of the net proceeds by the Company for the repayment of a portion of the outstanding indebtedness under its revolving credit facility and for other general corporate purposes. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: For further information: Gladstone Capital Corporation, 703-287-5898.